                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 11, 2000
                                                  ------------------------------

                            VINTAGE PETROLEUM, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    1-10578                 73-1182669
  ------------------           ----------------        ------------------
   (State or other             (Commission File          (IRS Employer
   jurisdiction of                 Number)             Identification No.)
    incorporation)


110 West Seventh Street, Tulsa, Oklahoma                   74119
----------------------------------------                ------------
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         A copy of the Registrant's press release dated January 11, 2000, is attached as an exhibit hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99 Press release dated January 11, 2000, issued by the Registrant.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.



Date:   January 11, 2000        By:  /s/  Michael F. Meimerstorf
                                   -------------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller

                                 Exhibit Index



Exhibit
Number                                    Description
------         ---------------------------------------------------------------

99             Press release dated January 11, 2000, issued by the Registrant.